                                    GMAC RFC

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                          RFMS II SERIES 2002-HI3 TRUST

                             HOME LOAN-BACKED NOTES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION

                           SELLER AND MASTER SERVICER

  The following is a preliminary Term Sheet. All terms and statements are subject to change.



                              GMAC RFC Securities



                                 AS UNDERWRITER

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.





                                  JUNE 4, 2002







-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

-------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Preliminary Term Sheet (Page 1 of 5)
-------------------------------------------------------------------------------

                                  $375,000,000


ISSUER: Home Loan Trust 2002-HI3

DEPOSITOR: Residential Funding Mortgage Securities II, Inc.

SELLER: Residential Funding Corporation

CREDIT ENHANCER: Ambac Assurance Corporation ("Ambac")

UNDERWRITER:  Lead Manager:  Bear,  Stearns & Co. Inc.  Co-Manager:  Residential
     Funding Securities Corporation

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC").

INITIAL SUBSERVICER: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

INDENTURE TRUSTEE: JPMorgan Chase Bank

OWNER TRUSTEE: Wilmington Trust Company

THE NOTES: Home Loan Trust 2002-HI3 will issue 8 classes of Home Loan-Backed Notes (namely, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-IO Notes (the "Notes")).

CHARACTERISTICS OF THE NOTES (A), (B), (C), (D)


     *** RFC WILL ALSO ACCEPT INDICATIONS ON CLASS A-1 AS A FIXED-RATE CERTIFICATE ***


------------ ------------ ----------- -------- -------- --------- ---------- --------------
                ORIGINAL              AVG      PRINCIPALPRINCIPAL FINAL
OFFERED        PRINCIPAL               LIFE    LOCKOUT   WINDOW     SCH.        RATINGS
NOTES            BALANCE    COUPON    TO CALL  (MONTHS) (MONTHS)  MATURITY   (MOODY'S/S&P)
                                      (YEARS)                       DATE
------------ ------------ ----------- -------- -------- --------- ---------- --------------

Class A-1    $79,919,000  Floating     0.90      0        19      3/25/09      Aaa / AAA
                             (i)
Class A-2     49,800,000    Fixed      2.00     18        11      7/25/11      Aaa / AAA
Class A-3     57,551,000    Fixed      3.00     28        15      11/25/13     Aaa / AAA
Class A-4     30,982,000    Fixed      4.00     42        11      12/25/14     Aaa / AAA
Class A-5     38,721,000    Fixed      5.00     52        16      2/25/16      Aaa / AAA
Class A-6     63,225,000    Fixed      7.00     67        37      8/25/19      Aaa / AAA
Class A-7     54,802,000  Fixed (e)    9.88     103       19      6/25/32      Aaa / AAA
Class A-IO           (f)     (g)      1.15      29        1       12/25/04     Aaa / AAA
                                        (h)
------------ ------------ ----------- -------- -------- --------- ---------- --------------

NOTES:

(A) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional 0.789474% per annum in each month thereafter until month 20. On and after month 20, 17.0% CPR.

(B)  Transaction priced to a 10% clean-up call.

(C) 100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)

(D)  The principal balance of each Class of Notes is subject to a 5% variance.

(E) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-7 Notes will increase by 0.50% on the second payment date after the first possible call date.

(F)  Class A-IO notional amount: $37,500,000

(G) For payment dates 1 to 12, 11.00% per annum; for payment dates 13 to 24, 10.00% per annum; for payment dates 25 to 30, 7.00% per annum. Thereafter, 0.00%.

(H)  Duration.

(I)  The lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 8.00% per annum.


-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Preliminary Term Sheet (Page 2 of 5)
--------------------------------------------------------------------------------

THE ASSETS OF THE TRUST: The assets of the Trust will include a pool of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Most of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

STATISTICAL CUT-OFF DATE:           As of June 1, 2002.

CUT-OFF DATE:                       As of June 1, 2002.

CLOSING DATE:                       On or about June 26, 2002.

PAYMENT DATE: The 25th of each month (or the next business day), commencing on July 25, 2002.

DELAYDAYS: The Notes, other than the Class A-1 Notes, will have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

NOTE RATE:  Interest  will accrue on all of the Notes,  other than the Class A-1
     Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The coupon on the Class A-1 Notes will be equal to the lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 8.00% per annum, payable monthly.

     With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-7 Notes will increase by 0.50% on the second Payment Date after the first possible Call Date.

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Preliminary Term Sheet (Page 3 of 5)
--------------------------------------------------------------------------------

PRINCIPAL: All payments of principal allocable to the Notes shall be paid to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes and the Class A-7 Notes, in that order, in each case, until the outstanding note balance of each of these notes has been reduced to zero. The Class A-IO Notes are not entitled to payments of principal.

PRIORITY OF PAYMENTS: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

(1)  To pay accrued interest due on the Notes;

(2) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the principal collection distribution amount for such Payment Date;

(3) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the liquidation loss distribution amount for such Payment Date;

(4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for the Policy with interest and any payments in connection with the limited reimbursement agreement;

(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

(6) To pay as additional principal on the Notes (other than the Class A-IO Notes), an amount (if any) necessary to bring the amount of overcollateralization up to the required overcollateralization amount for such Payment Date;

(7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and (8) To pay any remaining amounts to the holders of the Certificates.

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Preliminary Term Sheet (Page 4 of 5)
-------------------------------------------------------------------------------

CREDIT ENHANCEMENT: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization and (3) the Ambac Insurance Policy.

     Excess Spread: Because the mortgagors are expected to pay more interest on the home loans than is necessary to pay interest on the notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date, this excess interest may be used to protect the notes against most types of losses by making an additional payment of principal up to the amount of the losses.

     Overcollateralization:     On    the    Closing    Date,     the    initial
     overcollateralization amount will be equal to 0.00% of the aggregate cut-off date pool balance. Commencing with the October 2002 Payment Date, excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the aggregate note balance by a specified amount. This excess represents overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 2.00% of the aggregate cut-off date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to 4.00% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate cut-off date pool balance.

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Credit Enhancer") will unconditionally and irrevocably guarantee: (a) interest on the notes at the note rate, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than the June 2032 Payment Date. The Insurance Policy is not revocable for any reason.

STEPDOWN DATE: The Stepdown Date is the Payment Date occurring on the later of:

(1)  the Payment Date in July 2005 (i.e., on the 37th Payment Date); and

(2) the first Payment Date on which the aggregate pool balance is less than 50% of the aggregate cut-off date pool balance.


-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Preliminary Term Sheet (Page 5 of 5)
-------------------------------------------------------------------------------

MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE: 0.50% per annum, payable monthly.

ADVANCING: There is no required advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees, the Credit Enhancer or any other entity.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance (the "Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATREATMENT: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Notes   (Page 1 of 3)
-------------------------------------------------------------------------------

CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                        3.27      1.27      1.04       0.90      0.80       0.73

MODIFIED DURATION (YEARS)               3.10      1.24      1.02       0.88      0.79       0.71
FIRST PRINCIPAL PAYMENT              7/25/02   7/25/02   7/25/02    7/25/02   7/25/02    7/25/02
LAST PRINCIPAL PAYMENT               9/25/08  11/25/04   5/25/04    1/25/04  11/25/03    9/25/03
PRINCIPAL LOCKOUT (MONTHS)                 0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)                 75        29        23         19        17         15
ILLUSTRATIVE YIELD @ PAR (30/360)      2.04%     2.04%     2.04%      2.04%     2.04%      2.04%
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                        7.60      3.11      2.41       2.00      1.74       1.55

MODIFIED DURATION (YEARS)               6.39      2.86      2.25       1.88      1.64       1.48
FIRST PRINCIPAL PAYMENT              9/25/08  11/25/04   5/25/04    1/25/04  11/25/03    9/25/03
LAST PRINCIPAL PAYMENT               4/25/11   4/25/06   6/25/05   11/25/04   7/25/04    4/25/04
PRINCIPAL LOCKOUT (MONTHS)                74        28        22         18        16         14
PRINCIPAL WINDOW (MONTHS)                 32        18        14         11         9          8
ILLUSTRATIVE YIELD @ PAR (30/360)      4.14%     4.09%     4.06%      4.04%     4.02%      4.00%
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       10.01      4.82      3.69       3.00      2.54       2.22

MODIFIED DURATION (YEARS)               7.81      4.21      3.31       2.74      2.35       2.07
FIRST PRINCIPAL PAYMENT              4/25/11   4/25/06   6/25/05   11/25/04   7/25/04    4/25/04
LAST PRINCIPAL PAYMENT               8/25/13   4/25/08  12/25/06    1/25/06   7/25/05    2/25/05
PRINCIPAL LOCKOUT (MONTHS)               105        45        35         28        24         21
PRINCIPAL WINDOW (MONTHS)                 29        25        19         15        13         11
ILLUSTRATIVE YIELD @ PAR (30/360)      4.73%     4.69%     4.67%      4.65%     4.63%      4.61%
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       11.74      6.42      4.94       4.00      3.36       2.90

MODIFIED DURATION (YEARS)               8.63      5.34      4.27       3.53      3.02       2.64
FIRST PRINCIPAL PAYMENT              8/25/13   4/25/08  12/25/06    1/25/06   7/25/05    2/25/05
LAST PRINCIPAL PAYMENT               9/25/14   7/25/09  11/25/07   11/25/06   2/25/06    8/25/05
PRINCIPAL LOCKOUT (MONTHS)               133        69        53         42        36         31
PRINCIPAL WINDOW (MONTHS)                 14        16        12         11         8          7
ILLUSTRATIVE YIELD @ PAR (30/360)      5.14%     5.11%     5.10%      5.08%     5.06%      5.05%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Notes   (Page 2 of 3)
----------------------------------------------------------------------------------------------


CLASS A-5 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       12.90      7.88      6.17       5.00      4.19       3.60

MODIFIED DURATION (YEARS)               9.08      6.27      5.12       4.28      3.66       3.19
FIRST PRINCIPAL PAYMENT              9/25/14   7/25/09  11/25/07   11/25/06   2/25/06    8/25/05
LAST PRINCIPAL PAYMENT              12/25/15   3/25/11   5/25/09    2/25/08   3/25/07    7/25/06
PRINCIPAL LOCKOUT (MONTHS)               146        84        64         52        43         37
PRINCIPAL WINDOW (MONTHS)                 16        21        19         16        14         12
ILLUSTRATIVE YIELD @ PAR (30/360)      5.42%     5.40%     5.39%      5.38%     5.36%      5.35%
-------------------------------------------------------------------------------------------------

CLASS A-6 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       14.47     10.45      8.49       7.00      5.88       5.04

MODIFIED DURATION (YEARS)               9.46      7.57      6.48       5.57      4.83       4.24
FIRST PRINCIPAL PAYMENT             12/25/15   3/25/11   5/25/09    2/25/08   3/25/07    7/25/06
LAST PRINCIPAL PAYMENT               4/25/19  10/25/14  10/25/12    2/25/11  10/25/09   10/25/08
PRINCIPAL LOCKOUT (MONTHS)               161       104        82         67        56         48
PRINCIPAL WINDOW (MONTHS)                 41        44        42         37        32         28
ILLUSTRATIVE YIELD @ PAR (30/360)      5.97%     5.96%     5.95%      5.94%     5.93%      5.92%
-------------------------------------------------------------------------------------------------

CLASS A-7 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)
                                       19.07     13.36     11.63       9.88      8.42       7.27

MODIFIED DURATION (YEARS)              10.72      8.74      7.98       7.12      6.33       5.65
FIRST PRINCIPAL PAYMENT              4/25/19  10/25/14  10/25/12    2/25/11  10/25/09   10/25/08
LAST PRINCIPAL PAYMENT              12/25/21   1/25/16   5/25/14    8/25/12   2/25/11   12/25/09
PRINCIPAL LOCKOUT (MONTHS)               201       147       123        103        87         75
PRINCIPAL WINDOW (MONTHS)                 33        16        20         19        17         15
ILLUSTRATIVE YIELD @ PAR (30/360)      6.45%     6.44%     6.43%      6.43%     6.42%      6.41%
-------------------------------------------------------------------------------------------------

CLASS A-7 (TO MATURITY)
-------------------------------------------------------------------------------------------------
                                                                ------------
% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                                                  11.37
                                       20.84     15.05     13.09                 9.89       8.64

MODIFIED DURATION (YEARS)              11.18      9.34      8.57       7.80      7.07       6.40
FIRST PRINCIPAL PAYMENT              4/25/19  10/25/14  10/25/12    2/25/11  10/25/09   10/25/08
LAST PRINCIPAL PAYMENT              12/25/26   7/25/25   4/25/23    7/25/20  11/25/17    7/25/16
PRINCIPAL LOCKOUT (MONTHS)               201       147       123        103        87         75
PRINCIPAL WINDOW (MONTHS)                 93       130       127        114        98         94
ILLUSTRATIVE YIELD @ PAR (30/360)      6.47%     6.47%     6.47%      6.47%     6.48%      6.48%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner






RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Notes   (Page 3 of 3)
----------------------------------------------------------------------------------------------



CLASS A-IO (TO CALL)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CPR                                        50%       60%        70%       80%        90%      100%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                      2.50      2.50       2.50      2.50       2.50      2.50
MODIFIED DURATION (YEARS)                 1.15      1.15       1.15      1.15       1.15      1.15
FIRST PRINCIPAL PAYMENT               12/25/04  12/25/04   12/25/04  12/25/04   12/25/04  12/25/04
LAST PRINCIPAL PAYMENT                12/25/04  12/25/04   12/25/04  12/25/04   12/25/04  12/25/04
PRINCIPAL LOCKOUT (MONTHS)                  29        29         29        29         29        29
PRINCIPAL WINDOW (MONTHS)                    1         1          1         1          1         1
ILLUSTRATIVE YIELD @ 22.40969%
(30/360)                                 4.75%     4.75%      4.75%     4.75%      4.75%     4.75%
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 1 of 4)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------
  Current Principal Balance (as of 6/1/02)     $365,563,420
                 Loan Count                           8,943
      Average Current Principal Balance             $40,877
     Average Original Principal Balance             $41,122
     Range of Original Principal Balance         $10,000 to
                                                   $100,000
                           Up to $25,000.00           6.26%
                   $25,000.01 to $50,000.00          61.46%
                   $50,000.01 to $75,000.00          31.25%
                  $75,000.01 to $100,000.00           1.03%
--------------------------------------------------------------
  LOAN RATE
  Weighted Average                                  12.785%
  Range of Loan Rates                             6.000% to
                                                    19.080%
                                     6.000%           0.01%
                           8.001% to 9.000%           0.24%
                          9.001% to 10.000%           1.78%
                         10.001% to 11.000%           6.79%
                         11.001% to 12.000%          23.04%
                         12.001% to 13.000%          32.17%
                         13.001% to 14.000%          20.26%
                         14.001% to 15.000%           9.71%
                         15.001% to 16.000%           3.81%
                         16.001% to 17.000%           1.43%
                         17.001% to 18.000%           0.67%
                         18.001% to 19.000%           0.09%
                         19.001% to 20.000%           0.01%
--------------------------------------------------------------
        WA Original Term to Stated Maturity             204
                                   (months)
       WA Remaining Term to Stated Maturity             201
                                   (months)
                            Up to 60 months           0.35%
                           61 to 120 months           4.79%
                          121 to 180 months          68.86%
                          181 to 240 months           7.09%
                          241 to 300 months          18.87%
                          301 to 360 months           0.04%
--------------------------------------------------------------
--------------------------------------------------------------
  Balloon / Fully Amortizing                 0.38% / 99.62%
  First Lien / Second Lien                   0.06% / 99.94%
--------------------------------------------------------------

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 2 of 4)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
                         40.001% to 45.000%          31.17%
                         45.001% to 50.000%          21.53%
                         50.001% to 55.000%           0.01%
--------------------------------------------------------------
                         35.001% to 40.000%          22.03%
--------------------------------------------------------------
  CREDIT SCORE
  Weighted Average                                      696
  Range of Credit Scores                         620 to 810
                620 to 639                            0.22%
                640 to 659                            7.30%
                660 to 679                           22.75%
                680 to 699                           26.18%
                700 to 719                           23.14%
                720 to 739                           12.68%
                740 to 759                            5.22%
                760 to 779                            2.01%
                780 to 799                            0.47%
       Greater than or equal to 800                   0.03%
--------------------------------------------------------------
--------------------------------------------------------------
  ORIGINAL CLTV
  Weighted Average                                  117.73%
                               Up to 40.00%           0.09%
                           40.01% to 50.00%           0.06%
                           50.01% to 60.00%           0.02%
                           60.01% to 70.00%           0.01%
                           70.01% to 80.00%           0.24%
                           80.01% to 90.00%           0.27%
                          90.01% to 100.00%           2.09%
                         100.01% to 105.00%           4.51%
                         105.01% to 110.00%           9.64%
                         110.01% to 115.00%          15.36%
                         115.01% to 120.00%          20.90%
                         120.01% to 125.00%          46.70%
                         125.01% to 130.00%           0.11%
--------------------------------------------------------------
           DEBT-TO-INCOME RATIO
             Weighted Average                        39.97%
                               Up to 5.000%           0.03%
                          5.001% to 10.000%           0.01%
                         10.001% to 15.000%           0.06%
                         15.001% to 20.000%           0.46%
                         20.001% to 25.000%           2.52%
                         25.001% to 30.000%           7.33%
                         30.001% to 35.000%          14.84%



-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 3 of 4)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------
               JUNIOR RATIO
             Weighted Average                        28.11%
     Up to 5.000%                                     0.01%
     5.001% to 10.000%                                0.24%
  10.001% to 15.000%                                  3.72%
  15.001% to 20.000%                                 15.59%
  20.001% to 25.000%                                 23.55%
  25.001% to 30.000%                                 21.11%
  30.001% to 35.000%                                 14.96%
  35.001% to 40.000%                                 10.46%
  40.001% to 45.000%                                  5.16%
  45.001% to 50.000%                                  2.84%
  50.001% to 55.000%                                  1.29%
  55.001% to 60.000%                                  0.38%
  60.001% to 65.000%                                  0.19%
  65.001% to 70.000%                                  0.26%
  70.001% to 75.000%                                  0.12%
  Greater than or equal to 75.001%                    0.11%
--------------------------------------------------------------
              RESIDUAL INCOME
             Weighted Average                        $3,744
    $1,000.00 to $1,999.99                            5.05%
    $2,000.00 to $2,999.99                           26.34%
    $3,000.00 to $3,999.99                           35.18%
    $4,000.00 to $4,999.99                           18.01%
    $5,000.00 to $5,999.99                            8.09%
    Greater than or equal to $6,000.00                7.32%
--------------------------------------------------------------
               PROPERTY TYPE
  Single Family Residence                            88.82%
  PUD Detached                                        6.66%
  Condominium                                         1.98%
  PUD Attached                                        1.13%
  Townhouse                                           0.97%
  Multifamily (2 to 4 units)                          0.40%
  Manufactured Housing                                0.03%
--------------------------------------------------------------
--------------------------------------------------------------
              OCCUPANCY STATUS
  Owner Occupied                                    100.00%
--------------------------------------------------------------

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 4 of 4)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------
  DOCUMENTATION
  Full Documentation                                 99.65%
  Reduced                                             0.35%
--------------------------------------------------------------
--------------------------------------------------------------
  LOAN PURPOSE
                         Debt Consolidation          84.75%
                                   Cash Out           7.70%
                        Rate/Term Refinance           3.80%
                                Convenience           2.20%
      Home Improvement / Debt Consolidation           1.00%
                           Home Improvement           0.22%
                                  Education           0.06%
                          Asset Acquisition           0.11%
                                      Other           0.17%
--------------------------------------------------------------
         PREPAYMENT PENALTY TERMS
 None                                                52.17%
   12 months                                          0.68%
  24 months                                           0.06%
  36 months                                          46.32%
  60 months                                           0.46%
  Other (not more than 60 months)                     0.31%
--------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)                CA (7.54%)
  -------------------------------
                                                 FL (6.68%)
                                                 PA (5.92%)
                                                 OH (5.41%)
                                                 VA (5.25%)
                                                 MD (5.17%)
--------------------------------------------------------------
--------------------------------------------------------------

-------------------------------------------------------------------------------
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner